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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment to the Registration Statement on Form SB-2 of our report dated March 27, 2000 relating to the financial statements of Planet Polymer Technologies, Inc., which appears in this Amendment.

PricewaterhouseCoopers LLP

San Diego, California
November 13, 2000